Second Quarter 2025 Earnings Supplement Claros Mortgage Trust, Inc. (CMTG) August 6, 2025 The properties above are not representative of all transactions. The information provided herein is as of June 30, 2025 unless otherwise noted.

Financial GAAP net loss of $181.7 million, or $1.30 per share; distributable loss of $110.1 million, or $0.77 per share; and distributable earnings prior to realized losses of $14.8 million, or $0.10 per share 1 Provision for CECL reserves of $189.5 million, or $1.33 per share, for the quarter, primarily driven by specific reserves Book value of $12.27 per share REO investments generated distributable earnings of $0.01 per share for the quarter, net of financing costs Loan and REO Portfolio Resolutions Loan resolutions year-to-date: $1.9 billion of UPB 2 Loan resolutions during the quarter: $1.0 billion of UPB 2 Four full repayments: $480.0 million of UPB Two discounted payoffs: $88.6 million of UPB -- both watchlist loans 2 Two loan sales: $303.9 million of UPB -- both watchlist loans, one previously classified as held-for-sale 2 Two mortgage foreclosures: $146.7 million of UPB -- both watchlist loans collateralized by multifamily properties in the Phoenix and Las Vegas MSAs 2 REO resolutions during the quarter: Mixed-use REO: $29 million of gross proceeds primarily related to sale of five floors of office space Loan resolutions subsequent to quarter-end: One discounted payoff: $390.0 million of UPB -- watchlist loan 2, 3 Two mortgage foreclosures: $158.4 million of UPB -- both watchlist loans collateralized by multifamily properties in Dallas, TX 2, 3 Loan Portfolio 3,7 $5.0 billion loan portfolio, 98% are floating-rate and 98% are senior loans 4, 5, 14 Reflecting Q3 resolutions to date, loans with a risk rating of 4 or 5 were 42% of the loan portfolio ($2.1 billion of UPB, 17 loans), compared to 48% of the loan portfolio as of June 30, 2025 ($2.6 billion of UPB, 20 loans) 3, 4 CECL reserves of $332.7 million on loans receivable, or $2.32 per share as of quarter end Approximates 6.4% of UPB at June 30, 2025, comprised of (i) specific reserves of 12.9% on UPB of risk rated 5 loans and (ii) general reserves of 3.8% (9.8% on UPB of risk rated 4 loans and 1.2% on UPB of remaining loans) Liquidity and Capitalization At June 30, 2025: Total liquidity: $224 million, including $209 million of cash 6 Unencumbered assets: $398 million of loan UPB and $115 million of REO carrying value Net unfunded loan commitments: declined to $123 million, primarily for good news funding Outstanding financings: decreased by $652 million during the quarter, including $188 million of deleveraging payments Net debt / equity ratio declined to 2.2x and total leverage ratio declined to 2.6x. Including Q3 realizations, our net debt / equity ratio declined to 2.0x. 7, 8 Refinanced our debt related to real estate owned hotel portfolio with a $235 million non-recourse loan with up to five years of term At August 5, 2025, total liquidity of $323 million, including $310 million of cash 6 Second Quarter 2025 Highlights See Endnotes in the Appendix.

Loan Portfolio Overview Key Portfolio Metrics 9, 10 June 30, 2025 March 31, 2025 Loan Portfolio 4 $5.0Bn $5.9Bn Total Loan Commitments 12 $5.6Bn $6.4Bn Number of Loans 42 51 Adjusted LTV 11 74.8% 72.8% Average Commitment Size $134MM $126MM Weighted Average All-In Yield 13 7.0% 7.4% Floating Rate Loans 4 98% 98% Senior Loans 4, 14 98% 98% 15 Collateral Diversification 4, 9, 10 Geographical Diversification 4, 9, 10 6/30/25 3/31/25 6/30/25 3/31/25 See Endnotes in the Appendix.

($ amounts in millions)       Region Exposure by Carrying Value and as a % of Total Carrying Value Collateral Type Number of Loans Carrying Value 4 % of Total Carrying Value West Northeast Mid Atlantic Southeast Southwest Midwest Other Multifamily 17 $2,390 48% $1,018 / 20% $350 / 8% $266 / 5% - $466 / 9% $290 / 6% - Hospitality 5 $820 16% $446 / 9% $315 / 5% - $60 / 1% - - - Office 7 $782 16% $255 / 5% $149 / 4% - $253 / 5% - $125 / 2% - Mixed-use 15 3 $363 7% - $115 / 2% $162 / 3% $86 / 2% - - - Land 4 $305 6% - $185 / 4% $120 / 2% - - - - Other 6 $354 7% - $238 / 4% $77 / 2% - - - $39 / 1% Total 42 $5,014 100% $1,718 / 35% $1,352 / 27% $626 / 12% $398 / 8% $466 / 9% $415 / 8% $39 / 1% Loan Portfolio Overview (cont’d) See Endnotes in the Appendix. Totals may not foot due to rounding.

Total available liquidity increased by $221 million since year-end, from $102 million at December 31, 2024 to $323 million at August 5, 2025 In 2025, we have deleveraged the portfolio by $237 million, with $188 million occurring during the quarter and $14 million occurring after quarter end. Since 2023, we have deleveraged the portfolio by $880 million. Liquidity Overview 12/31/24 6/30/25 8/5/25 Total Available Liquidity at December 31, 2024, June 30, 2025, and August 5, 2025 ($ in millions) Cash and cash equivalents Approved and Undrawn Credit Capacity 6 See Endnotes in the Appendix.

12/31/22 12/31/23 12/31/24 6/30/25 Unfunded Loan Commitments b Unfunded loan commitments have declined from $1.9 billion at December 31, 2022 to $395 million at June 30, 2025, representing a reduction of ~79% Over the same period, our projected net equity to be funded has declined from $685 million to $123 million, representing a reduction of ~82%, and is primarily for good news funding; we expect to fund such remaining amount over ~two years, assuming leasing activity at the underlying assets Unfunded Loan Commitments and Source of Funds 16 ($ in millions) Expected or In-Place Financings Equity Expected to be Funded Not Expected to Fund 17 See Endnotes in the Appendix. Totals may not foot due to rounding.

Financial Overview Key Financial Metrics Q2 2025 Q1 2025 2025 YTD GAAP Net Loss ($MM) Per Share $(181.7) $(1.30) $(78.6) $(0.56) $(260.3) $(1.86) Distributable Loss ($MM) 1 Per Share $(110.1) $(0.77) $(35.7) $(0.25) $(145.8) $(1.02) Distributable Earnings prior to realized losses ($MM) 1 Per Share $14.8 $0.10 $11.6 $0.08 $26.4 $0.18 Dividends ($MM) Per Share - - - - - - Book Value ($MM) Per Share Adjusted Book Value per Share 11, 18 $1,757.0 $12.27 $13.27 $1,934.6 $13.60 $14.64 Net Debt / Equity Ratio 7 Total Leverage Ratio 8 2.2x 2.6x 2.4x 2.8x During the quarter, GAAP net loss of $181.7 million, or $1.30 per share; distributable loss of $110.1 million, or $0.77 per share; and distributable earnings prior to realized losses of $14.8 million, or $0.10 per share 1 See Endnotes in the Appendix. Totals may not foot due to rounding.

Book Value per Share Roll-Forward $15.17 Adjusted BV per Share 11 $13.27 Adjusted BV per Share 11 Book Value 12/31/24 Distributable Earnings Prior to Realized Losses 11 Realized Losses and Non-Cash Items RSUs and Other Book Value 6/30/25 Totals may not foot due to rounding.

During the quarter, resolved ten loans totaling $1.0 billion of UPB Four full repayments: $480.0 million of UPB Two discounted payoffs: $88.6 million of UPB -- both watchlist loans; weighted average recovery of 73% A Two loan sales: $303.9 million of UPB -- both watchlist loans, one previously classified as held-for-sale; weighted average recovery of 67% Two mortgage foreclosures: $146.7 million of UPB -- both watchlist loans; weighted average recovery of 83% Subsequent to quarter end, resolved three loans totaling $548.4 million of UPB One discounted payoff: $390.0 million of UPB -- watchlist loan; recovery of 90% Two mortgage foreclosures: $158.4 million of UPB -- both watchlist loans; weighted average recovery of 86% Year-to-date, resolved fifteen loans totaling $1.9 billion of UPB and received $75.7 million of partial repayments Resolved nine watchlist loans, totaling $1.1 billion of UPB; weighted average recovery of 81% Loan Resolution Activity Loan Resolution Activity FY 2022 – 2025 YTD ($ in billions) $1.9 billion 2025 YTD A. UPB is gross of $24.4 million of principal charge-offs recognized as of March 31, 2025 in anticipation of an April 2025 discounted payoff.

During the quarter: Resolved eight loans through loan repayment or sales totaling $873 million of UPB, including $223 million of UPB for a loan previously classified as held-for-sale Resolved two risk rated 5 loans with a total UPB of $147 million through mortgage foreclosures on multifamily properties Funded $48 million on existing loan commitments and received $25 million of partial loan repayments 10 Loan Portfolio Activity ($771) Net Change in UPB Total Commitments $5,608 Total Commitments $6,441 Q2 2025 – Loan Portfolio Activity ($ in millions) UPB 10 3/31/24 Fundings 10 Repayments 10 Loan Sale 10 Transfer to REO Principal Charge-Offs 19 UPB 6/30/25 Unfunded Commitments $395 $215 Unfunded Commitments $457 See Endnotes in the Appendix. Totals may not foot due to rounding.

$ amounts in millions Number of Loans UPB Specific CECL Reserve Specific CECL Reserve (% of UPB) Anticipated REO Multifamily (TX) 3 $237.3 $32.9 13.9% Multifamily (CA) 1 $402.3 $35.4 Office (CA / GA) 2 $179.4 $49.6 16.3% Land (VA) 1 $155.7 $35.6 Other 20 (Other) 1 $1.6 $- Total (after Q3 QTD resolutions) 8 $976.3 $153.5 15.7% REO Multifamily (TX) 20 2 $135.5 $- -% Multifamily (NY) 1 $390.0 $40.0 10.3% Total (before Q3 QTD resolutions) 11 $1,501.8 $193.5 12.9% Risk Rated 5 Loan Summary Risk rated 5 loans have a total UPB of $1.5 billion, and an average specific CECL reserve of 12.9%; three loans resolved after quarter end through a discounted payoff and mortgage foreclosures, reducing risk rated 5 loan UPB to $976.3 million Of remaining loans, ~24% of UPB is secured by multifamily properties on which we expect to foreclose over the coming quarters. These loans have an average specific CECL reserve of 13.9%. The remaining risk rated 5 loans are primarily secured by multifamily, office, and land properties with an average specific CECL reserve of 16.3% See Endnotes in the Appendix. Totals may not foot due to rounding.

Risk Rated 4 Loan Summary $ amounts in millions Number of Loans UPB General CECL Reserve General CECL Reserve (% of UPB) Office (CA / CT / GA / WA) 4 $529.1 $60.7 11.5% Multifamily (AZ / CO) 2 $325.0 $46.1 8.3% Land (NY) 2 $154.7 Hospitality (NY) 1 $78.5 Total 9 $1,087.3 $106.8 9.8% Risk rated 4 loans have an average general CECL reserve of 9.8%; Higher general CECL reserve of 11.5% on office assets; average general CECL reserve of 8.3% on the balance of these loans Remaining risk rated 3 loans have an average general CECL reserve of 1.2% Totals may not foot due to rounding.

Real Estate Owned ($ amounts in millions, except asset basis)     Multifamily Properties A Hotel Portfolio Mixed-Use Property Multifamily 1 Multifamily 2 Multifamily 3 21 Multifamily 4 21 Acquisition Date February 2021 June 2023 May 2025 June 2025 July 2025 July 2025 Location New York, NY New York, NY Phoenix, AZ Henderson, NV Dallas, TX Dallas, TX Carrying Value 22 $307.0 $114.7 $42.7 $79.6 $110.2 23 $22.4 23 Units / Keys / NSF 1,087 67K (Office) & 31K (Retail) 206 376 555 370 Asset Basis $282,447 / Key -B $207,272 / Unit $211,667 / Unit $198,559 / Unit $60,541 / Unit Debt Outstanding $235.0 - $32.6 $62.8 $77.4 $25.5 Net Equity $72.0 $114.7 $10.1 $16.9 $32.8 ($3.1) Strategy Pursuing asset sale Commercial condominiumization, pursuing unit sales Improve operating performance for eventual asset sale Improve operating performance for eventual asset sale Improve operating performance for eventual asset sale Improve operating performance for eventual asset sale See Endnotes in the Appendix. A. Assets are financed through a repurchase agreement and are cross collateralized. B. Not determinable as asset component includes signage. Hotel Portfolio: asset performance is strongest of ownership period; refinanced related debt with a $235 million non-recourse loan with up to five years of term (including extension options) Mixed-Use Property: completed commercial condominiumization; executed sale of five floors of office space and small retail space, resulting in gross proceeds of $29 million

During the quarter: Net financings outstanding decreased by $652 million, including $188 million of deleveraging Upsized one existing repurchase agreement to $664 million of capacity; $428 million of financing proceeds were advanced and used to repay $425 million of previously outstanding financings Refinanced our debt related to real estate owned hotel portfolio with a $235 million non-recourse loan with up to five years of term (including extension options); spread of S+3.18% Year-to-date: Net financings outstanding decreased by $1.1 billion, including $237 million of deleveraging Since 2023, we have deleveraged the portfolio by $880 million $95.4 million of our repurchase agreement financings at quarter-end are secured by our multifamily real estate owned assets Financing Activity $(652) Net Change in UPB Q2 2025 – Financing Activity ($ in millions) UPB 3/31/25 Advances Repayments UPB 6/30/25 Totals may not foot due to rounding.

Financing Mix and Leverage Total financing capacity of $6.1 billion, decrease from $6.8 billion at March 31, 2025 Total financing UPB of $4.0 billion, decrease from $4.7 billion at March 31, 2025 Unused capacity of $2.1 billion, unchanged from March 31, 2025 Net debt / equity ratio of 2.2x, decrease from 2.4x at March 31, 2025 7 Total leverage ratio of 2.6x, decrease from 2.8x at March 31, 2025 8 $ amounts in millions Capacity UPB Weighted Average Spread 24 Repurchase agreements and term participation facility $4,995 $2,913 2.84% Asset specific financing $196 $170 3.23% Secured term loan $714 $714 4.50% Debt related to real estate owned hotel portfolio $235 $235 3.18% Total as of June 30, 2025 $6,140 $4,032 3.17% Financing Balances and Weighted Average Spreads Leverage Ratios 7, 8 See Endnotes in the Appendix.

Appendix A The properties above are not representative of all transactions.

CMTG Watchlist Loan Summary as of June 30, 2025 ($ amounts in millions, except loan basis)         Loan Carrying Value 4 Unpaid Principal Balance Loan Commitment 12 Origination Date Property Type Location Loan Basis (Commitment/CV) A Risk Rating Loan 1 $366.8 $402.3 $405.0 12/16/2021 Multifamily CA $1,473,092 / Unit 5 Loan 2 B 350.0 390.0 390.0 11/1/2019 Multifamily NY $849,515 / Unit 5 Loan 11 120.1 155.7 155.7 1/9/2018 Land VA $159 / SF 5 Loan 15 121.0 136.4 151.7 4/26/2022 Multifamily TX $116,683 / Unit 5 Loan 21 88.9 111.5 123.9 2/13/2020 Office CA $550 / SF 5 Loan 22 B 110.2 110.2 113.1 3/1/2022 Multifamily TX $198,559 / Unit 5 Loan 31 60.3 76.1 83.9 12/22/2021 Multifamily TX $92,769 / Unit 5 Loan 34 40.3 67.9 81.2 8/27/2021 Office GA $115 / SF 5 Loan 40 B 25.3 25.3 30.8 2/4/2022 Multifamily TX $68,378 / Unit 5 Loan 41 22.4 24.9 28.5 2/17/2022 Multifamily TX $96,552 / Unit 5 Loan 42 1.6 1.6 1.6 7/1/2019 Other Other n/a 5 Loan 6 212.6 212.6 319.9 9/26/2019 Office GA $294 / SF 4 Loan 8 170.0 170.0 170.0 1/14/2022 Multifamily CO $373,626 / Unit 4 Loan 12 154.9 155.0 160.0 9/8/2022 Multifamily AZ $484,848 / Unit 4 Loan 13 150.0 150.0 150.0 2/28/2019 Office CT $190 / SF 4 Loan 25 94.8 95.2 97.0 8/2/2021 Office CA $327 / SF 4 Loan 27 88.2 87.7 87.7 12/21/2018 Land NY $235 / SF 4 Loan 29 78.5 78.5 115.3 8/1/2022 Hospitality NY $341,197 / Key 4 Loan 33 71.0 71.3 90.0 2/2/2022 Office WA $618 / SF 4 Loan 35 67.0 67.0 67.0 7/31/2019 Land NY $93 / SF 4 Watchlist Loans A. For risk rated 5 loans, based on carrying value net of specific CECL reserves. For risk rated 4 loans, based on whole loan commitment value. B. Loan resolved in July 2025.

Portfolio Details CMTG Portfolio Details by Unpaid Principal Balance as of June 30, 2025 ($ amounts in millions)         Loan Carrying Value 4 Unpaid Principal Balance Loan Commitment 12 Origination Date Property Type Location Loan Type Construction Risk Rating Loan 1 $366.8 $402.3 $405.0 12/16/2021 Multifamily CA Senior - 5 Loan 2 A 350.0 390.0 390.0 11/1/2019 Multifamily NY Senior - 5 Loan 3 236.4 235.0 235.0 7/12/2018 Hospitality NY Senior - 3 Loan 4 225.3 224.9 227.0 6/30/2022 Hospitality CA Senior - 3 Loan 5 220.3 220.0 235.0 8/17/2022 Hospitality CA Senior - 3 Loan 6 212.6 212.6 319.9 9/26/2019 Office GA Senior - 4 Loan 7 176.2 176.4 187.5 4/14/2022 Multifamily MI Senior - 3 Loan 8 170.0 170.0 170.0 1/14/2022 Multifamily CO Senior - 4 Loan 9 162.2 163.1 173.6 5/13/2022 Mixed-Use VA Senior Y 3 Loan 10 161.5 162.5 176.3 9/2/2022 Multifamily UT Senior Y 3 Loan 11 120.1 155.7 155.7 1/9/2018 Land VA Senior - 5 Loan 12 154.9 155.0 160.0 9/8/2022 Multifamily AZ Senior - 4 Loan 13 150.0 150.0 150.0 2/28/2019 Office CT Senior - 4 Loan 14 136.3 136.5 136.5 12/30/2021 Multifamily PA Senior - 3 Loan 15 121.0 136.4 151.7 4/26/2022 Multifamily TX Senior - 5 Loan 16 130.0 130.0 130.0 12/10/2021 Multifamily VA Senior - 3 Loan 17 126.5 126.5 126.5 6/17/2022 Multifamily TX Senior - 3 Loan 18 124.9 125.0 125.0 12/9/2021 Office IL Subordinate - 3 Loan 19 114.4 115.5 117.3 4/29/2019 Mixed-Use NY Senior - 3 Loan 20 113.8 113.5 113.5 7/20/2021 Multifamily IL Senior - 3 A. Loan resolved in July 2025.

Portfolio Details CMTG Portfolio Details by Unpaid Principal Balance as of June 30, 2025 ($ amounts in millions)         Loan Carrying Value 4 Unpaid Principal Balance Loan Commitment 12 Origination Date Property Type Location Loan Type Construction Risk Rating Loan 21 88.9 111.5 123.9 2/13/2020 Office CA Senior - 5 Loan 22 A 110.2 110.2 113.1 3/1/2022 Multifamily TX Senior - 5 Loan 23 106.6 106.8 135.0 11/4/2022 Other MA Senior Y 3 Loan 24 101.0 102.4 104.5 7/30/2024 Other NJ Senior - 3 Loan 25 94.8 95.2 97.0 8/2/2021 Office CA Senior - 4 Loan 26 89.0 89.6 112.1 12/21/2022 Multifamily WA Senior Y 3 Loan 27 88.2 87.7 87.7 12/21/2018 Land NY Senior - 4 Loan 28 86.0 86.0 86.0 12/15/2021 Mixed-Use TN Senior - 3 Loan 29 B 78.5 78.5 115.3 8/1/2022 Hospitality NY Senior Y 4 Loan 30 77.1 77.6 118.0 1/10/2022 Other PA Senior - 3 Loan 31 60.3 76.1 83.9 12/22/2021 Multifamily TX Senior - 5 Loan 32 75.6 75.6 76.0 7/27/2022 Multifamily UT Senior - 3 Loan 33 71.0 71.3 90.0 2/2/2022 Office WA Senior - 4 Loan 34 40.3 67.9 81.2 8/27/2021 Office GA Senior - 5 Loan 35 67.0 67.0 67.0 7/31/2019 Land NY Senior - 4 Loan 36 59.4 59.7 73.4 1/19/2022 Hospitality TN Senior - 3 Loan 37 37.3 37.3 37.3 4/5/2019 Other Other Senior - 3 Loan 38 30.0 30.0 30.0 4/5/2019 Other NY Senior - 3 Loan 39 30.0 30.0 30.0 4/18/2019 Land MA Senior - 3 Loan 40 A 25.3 25.3 30.8 2/4/2022 Multifamily TX Senior - 5 A. Loan resolved in July 2025. B. Comprised of loans secured by the same property.

Portfolio Details CMTG Portfolio Details by Unpaid Principal Balance as of June 30, 2025 ($ amounts in millions)         Loan Carrying Value 4 Unpaid Principal Balance Loan Commitment 12 Origination Date Property Type Location Loan Type Construction Risk Rating Loan 41 22.4 24.9 28.5 2/17/2022 Multifamily TX Senior - 5 Loan 42 1.6 1.6 1.6 7/1/2019 Other Other Senior - 5 Total / Wtd. Avg. 9 $5,014.0 $5,213.1 $5,608.0         13%   Investment in unconsolidated joint venture B $42.3 Real Estate Owned, held-for-sale - Hospitality $307.0 Real Estate Owned, net - Mixed Use 25 $114.7 Real Estate Owned, net - Multifamily 25 $122.3 Non-Loan Investment Total $586.3 Portfolio Total $5,600.3 See Endnotes in the Appendix. Totals may not foot due to rounding. A. Loan resolved in July 2025. B. Comprised of loans secured by the same property.

Consolidated Balance Sheets As of June 30, 2025 and March 31, 2025 ($ amounts in thousands) June 30, 2025 March 31, 2025 Assets Cash and cash equivalents $ 209,204 $ 127,829 Restricted cash 18,716 21,043 Loans receivable held-for-investment 5,207,518 5,976,102 Less: current expected credit loss reserve   (326,072)   (237,400) Loans receivable held-for-investment, net 4,881,446 5,738,702 Loans receivable held-for-sale - 145,563 Equity method investment 42,259 42,283 Real estate owned held-for-investment, net 218,503 126,903 Real estate owned held-for-sale 307,020 307,020 Other assets 145,974 146,873 Total assets $ 5,823,122 $ 6,656,216 Liabilities and Equity Repurchase agreements $ 2,440,057 $ 3,039,040 Term participation facility 472,473 487,019 Notes payable, net 168,999 165,505 Secured term loan, net 708,378 709,078 Debt related to real estate owned hotel portfolio, net 229,577 275,214 Other liabilities 38,411 37,378 Management fee payable - affiliate 8,197 8,397 Total liabilities 4,066,092 4,721,631 Equity Common stock 1,398 1,394 Additional paid-in capital 2,749,284 2,745,136 Accumulated deficit (993,652) (811,945) Total equity   1,757,030   1,934,585 Total liabilities and equity $ 5,823,122 $ 6,656,216

Consolidated Statements of Operations For the Three Months Ended June 30, 2025 and March 31, 2025 Three Months Ended Three Months Ended ($ amounts in thousands, except share and per share data) June 30, 2025 March 31, 2025 Revenue Interest and related income $ 108,138 $ 118,038 Less: interest and related expense   81,995   89,227 Net interest income   26,143   28,811 Revenue from real estate owned 25,489 14,564 Total net revenue   51,632   43,375 Expenses Management fees - affiliate 8,197 8,397 General and administrative expenses 5,036 4,270 Stock-based compensation expense 4,762 5,074 Real Estate Owned: Operating expenses 15,696 12,915 Interest expense 8,164 6,554 Depreciation and amortization   845   438 Total expenses   42,700   37,648 Proceeds from interest rate cap - - Loss on partial sale of real estate owned (1,640) - Loss from equity method investment (24) (37) Loss on extinguishment of debt - (547) Loss on real estate owned held-for-sale (313) (49) Provision for current expected credit loss reserve (189,489) (41,123) Valuation adjustment for loan receivable held-for-sale 827 (42,594) Net loss $ (181,707) $ (78,623) Net loss per share of common stock: Basic and diluted $ (1.30) $ (0.56) Weighted-average shares of common stock outstanding: Basic and diluted   140,105,546   139,475,685

Distributable Earnings (Loss) Reconciliation Q2 2025 Q1 2025 2025 YTD Q4 2024 Q3 2024 Q2 2024 Q1 2024 Total 2024 ($ amounts in thousands, except share and per share data) Net loss $ (181,707) $ (78,623) $ (260,330) $ (100,698) $ (56,218) $ (11,554) $ (52,795) $ (221,265) Adjustments:     Non-cash stock-based compensation expense 4,762 5,074 9,836 4,777 4,972 3,999 4,353 18,101 Provision for current expected credit loss reserve 189,489 41,123 230,612 29,976 78,756 33,928 69,960 212,620 Depreciation and amortization expense 845 438 1,283 2,639 2,628 2,623 2,599 10,489 Amortization of above and below market lease values, net 334 354 688 354 354 354 354 1,416 Unrealized loss on interest rate cap - - - 27 287 94 998 1,406 Loss on extinguishment of debt - 547 547 630 262 999 2,244 4,135 Valuation adjustment for loan receivable held-for-sale (827) 42,594 41,767 7,227 - - - 7,227 Loss on real estate owned held-for-sale 313 49 362 80,461 - - - 80,461 Loss on partial sale of real estate owned 1,640 - 1,640 - - - - - Distributable Earnings prior to realized gains and losses 14,849 11,556 26,405 25,393 31,041 30,443 27,713 114,590 Loss on extinguishment of debt - (547) (547) (630) (262) (999) (2,244) (4,135) Principal charge-offs A (120,817) (46,653) (167,470) (756) (55,352) (561) (42,266) (98,934) Previously recognized gain on foreclosure on real estate owned held-for-sale B - - - 5,592 - - - 5,592 Loss on real estate owned held-for-sale (313) (49) (362) (80,461) - - - (80,461) Previously recognized depreciation on real estate owned held-for-sale C - - - (32,302) - - - (32,302) Loss on partial sale of real estate owned (1,640) - (1,640) - - - - - Previously recognized depreciation and amortization on portion of real estate owned D (2,140) - (2,140) - - - - - Distributable (Loss) Earnings $ (110,061) $ (35,693) $ (145,754) $ (83,164) $ (24,573) $ 28,883 $ (16,797) $ (95,650) Weighted average diluted shares - Distributable (Loss) Earnings 142,922,632 142,192,694 142,559,680 141,955,621 142,021,469 142,276,031 141,403,825 141,914,643 Diluted Distributable Earnings per share prior to realized gains and losses $ 0.10 $ 0.08 $ 0.18 $ 0.18 $ 0.22 $ 0.21 $ 0.20 $ 0.81 Diluted Distributable (Loss) Earnings per share $ (0.77) $ (0.25) $ (1.02) $ (0.59) $ (0.17) $ 0.20 $ (0.12) $ (0.67) Reconciliation of GAAP Net Loss to Distributable (Loss) Earnings Totals may not foot or cross-foot due to rounding. Refer to page 24 for definition of Distributable Earnings (Loss). A. For the three months ended June 30, 2025, amount includes a $2.9 million charge off of accrued interest receivable related to the anticipated mortgage foreclosures on multifamily properties in July 2025. For the three months ended March 31, 2025, amount includes a $3.5 million charge off of accrued interest receivable and a $0.5 million charge-off of an exit fee related to the discounted payoff of a land loan. For the three months ended September 30, 2024, amount includes a $23.2 million charge-off of accrued interest receivable related to the reclassification of a for sale condo loan to held-for-sale. B. Reflects total gain on foreclosure on our hotel portfolio real estate owned asset, which was classified as real estate owned held-for-sale as of December 31, 2024. Amount not previously recognized in Distributable Earnings (Loss). C. Reflects previously recognized depreciation on real estate owned classified as held-for-sale as of December 31, 2024. Amount not previously recognized in Distributable Earnings (Loss). D. Reflects previously recognized depreciation and amortization on the portion of our mixed-use real estate owned asset that was sold during the three months ended June 30, 2025. Amount not previously recognized in Distributable Earnings (Loss).

Book Value per share Reconciliation June 30, 2025 March 31, 2025 December 31, 2024 September 30, 2024 ($ amounts thousands except for per share data)         Total Equity $ 1,757,030 $ 1,934,585 $ 2,008,086 $ 2,103,959 Number of shares of common stock outstanding and RSUs 143,188,717 142,196,774 142,187,015 141,903,667 Book Value per share 26 $ 12.27 $ 13.60 $ 14.12 $ 14.83 Add back: accumulated depreciation and amortization on real estate owned and related lease intangibles 0.03 0.04 0.03 0.24 Add back: general CECL reserve 0.97 1.00 1.02 0.89 Adjusted Book Value per share $ 13.27 $ 14.64 $ 15.17 $ 15.96           Net Debt-to-Equity and Total Leverage Reconciliation June 30, 2025 March 31, 2025 December 31, 2024 September 30, 2024 ($ amounts thousands except for per share data)         Asset specific debt $ 3,311,106 $ 3,966,778 $ 4,179,372 $ 4,420,200 Secured term loan, net 708,378 709,078 709,777 710,477 Total debt 4,019,484 4,675,856 4,889,149 5,130,677 Less: cash and cash equivalents (209,204) (127,829) (99,075) (113,920) Net Debt $ 3,810,280 $ 4,548,027 $ 4,790,074 $ 5,016,757 Total Equity $ 1,757,030 $ 1,934,585 $ 2,008,086 $ 2,103,959 Net Debt-to-Equity Ratio 2.2x 2.4x 2.4x 2.4x Non-consolidated senior loans $ 830,000 $ 830,000 $ 830,000 $ 830,000 Total Leverage $ 4,640,280 $ 5,378,027 $ 5,620,074 $ 5,846,757 Total Leverage Ratio 2.6x 2.8x 2.8x 2.8x Adjusted Book Value per share, Net Debt-to-Equity and Total Leverage Calculations See Endnotes in the Appendix.

Important Notices The information herein generally speaks as of the date hereof or such earlier date referred to on specific pages herein. In furnishing this document, Claros Mortgage Trust, Inc. and its consolidated subsidiaries (the “Company” or “CMTG”) do not undertake to update the information herein. No legal commitment or obligation shall arise by the provision of this presentation. All financial information is provided for general reference purposes only and is superseded by, and is qualified in its entirety by reference to, CMTG’s financial statements. No Offer or Solicitation This document does not constitute (i) an offer to sell or a solicitation of an offer to purchase any securities in CMTG, (ii) a means by which any other investment may be offered or sold or (iii) advice or an expression of our view as to whether an investment in CMTG is suitable for any person. Portfolio Metrics; Basis of Accounting The performance information set forth in this document has generally been prepared on the basis of generally accepted accounting principles in the United States (U.S. GAAP). The basis on which CMTG’s operating metrics are presented in this document may vary from other reports or documents that CMTG prepares from time to time for internal or external use. Net Debt / Equity Ratio, Total Leverage Ratio, and Distributable Earnings (Loss) Net Debt / Equity Ratio, Total Leverage Ratio, and Distributable Earnings (Loss) are non-GAAP measures used to evaluate the Company’s performance excluding the effects of certain transactions, non-cash items and GAAP adjustments, as determined by our Manager. Net Debt / Equity Ratio is a non-GAAP measure, which the Company defines as the ratio of asset-specific debt and Secured Term Loan, less cash and cash equivalents, to total equity. Total Leverage Ratio is a non-GAAP measure, which the Company defines as the ratio of asset-specific debt and Secured Term Loan, plus non-consolidated senior interests held by third parties, less cash and cash equivalents, to total equity. Distributable Earnings (Loss) is a non-GAAP measure, which the Company defines as net income (loss) in accordance with GAAP, excluding (i) non-cash stock-based compensation expense, (ii) real estate owned held-for-investment depreciation and amortization, (iii) any unrealized gains or losses from mark-to-market valuation changes (other than permanent impairments) that are included in net income (loss) for the applicable period, (iv) one-time events pursuant to changes in GAAP and (v) certain non-cash items, which in the judgment of the Company’s Manager, should not be included in Distributable Earnings (Loss). Furthermore, the Company presents Distributable Earnings prior to realized gains and losses, which such gains and losses include charge-offs of principal, accrued interest receivable, and/or exit fees as the Company believes this more easily allows the Board, Manager, and investors to compare the Company’s operating performance to our peers, to assess our ability to declare and pay dividends, and to determine our compliance with certain financial covenants. Pursuant to the Management Agreement, the Company uses Core Earnings, which is substantially the same as Distributable Earnings (Loss) excluding incentive fees, to determine the incentive fees the Company pays our Manager. The Company believes that Distributable Earnings (Loss) and Distributable Earnings prior to realized gains and losses provide meaningful information to consider in addition to net income (loss) and cash flows from operating activities in accordance with GAAP. Distributable Earnings (Loss) and Distributable Earnings prior to realized gains and losses do not represent net income (loss) or cash flows from operating activities in accordance with GAAP and should not be considered as an alternative to GAAP net income (loss), an indication of cash flows from operating activities, a measure of liquidity or an indication of funds available for cash needs. In addition, the Company’s methodology for calculating these non-GAAP measures may differ from the methodologies employed by other companies to calculate the same or similar supplemental performance measures and, accordingly, the Company’s reported Distributable Earnings (Loss) and Distributable Earnings prior to realized gains and losses may not be comparable to the Distributable Earnings (Loss) and Distributable Earnings prior to realized gains and losses reported by other companies. In order to maintain the Company’s status as a REIT, the Company is required to distribute at least 90% of its REIT taxable income, determined without regard to the deduction for dividends paid and excluding net capital gain, as dividends. Distributable Earnings (Loss), Distributable Earnings prior to realized gains and losses, and other similar measures, have historically been a useful indicator over time of a mortgage REIT’s ability to cover its dividends, and to mortgage REITs themselves in determining the amount of any dividends to declare. Distributable Earnings (Loss) and Distributable Earnings prior to realized gains and losses are key factors, among others, considered by the Company’s Board in determining the dividend each quarter and as such the Company believes Distributable Earnings (Loss) and Distributable Earnings prior to realized gains and losses are also useful to investors. While Distributable Earnings (Loss) excludes the impact of our provision for or reversal of current expected credit loss reserve, charge-offs of principal, accrued interest receivable, and/or exit fees are recognized through Distributable Earnings (Loss) when deemed non-recoverable. Non-recoverability is determined (i) upon the resolution of a loan (i.e., when the loan is repaid, fully or partially, when we acquire title in the case of foreclosure, deed-in-lieu of foreclosure, or assignment-in-lieu of foreclosure, or when the loan is sold or anticipated to be sold for an amount less than its carrying value), or (ii) with respect to any amount due under any loan, when such amount is determined to be uncollectible. In determining Distributable Earnings (Loss) per share and Distributable Earnings per share prior to realized gains and losses, the dilutive effect of unvested RSUs is considered. The weighted average diluted shares outstanding used for Distributable Earnings (Loss) and Distributable Earnings per share prior to realized gains and losses have been adjusted from weighted average diluted shares under GAAP to include weighted average unvested RSUs.

Important Notices (cont’d) Adjusted Book Value Per Share Adjusted Book Value per Share is a non-GAAP financial measure. We believe that presenting book value per share adjusted for our general current expected credit loss reserve and accumulated depreciation and amortization on our real estate owned held-for-investment is useful for investors as it enhances the comparability to our peers who may not hold real estate investments. Further, we believe that our investors and lenders consider book value excluding these items as an important metric related to our overall capitalization. Determinations of Loan-to-Value / Loan-to-Cost Adjusted LTV represents “loan-to-value” or “loan-to-cost” upon origination and updated only in connection with a partial loan paydown and/or release of collateral, material changes to expected project costs, the receipt of a new appraisal (typically in connection with financing or refinancing activity) or a change in our loan commitment. LTV determined upon origination is calculated as our total loan commitment upon origination, as if fully funded, plus any financings that are pari passu with or senior to our loan, divided by our estimate of either (1) the value of the underlying real estate, determined in accordance with our underwriting process (typically consistent with, if not less than, the value set forth in a third-party appraisal) or (2) the borrower’s projected, fully funded cost basis in the asset, in each case as we deem appropriate for the relevant loan and other loans with similar characteristics. Adjusted LTV, origination LTV, underwritten values, and/or project costs should not be assumed to reflect our judgment of current market values or project costs, which may have changed materially since the date of the most recent determination of LTV and/or origination. Weighted average adjusted LTV is based on loan commitment, including non-consolidated senior interests and pari passu interests, and includes risk rated 5 loans. Loans with specific CECL reserves are reflected as 100% LTV.

Important Notices (cont’d) Forward-Looking Statements This document and oral statements made in connection therewith contain forward-looking statements within the meaning of U.S. federal securities laws. Forward-looking statements express CMTG’s views regarding future plans and expectations. They include statements that include words such as “may,” “could,” “would,” “should,” “believe,” “expect,” “anticipate,” “plan,” “estimate,” “target,” “project,” “plan,” “intend” and similar words or expressions. Forward-looking statements in this presentation include, but are not limited to, statements regarding future operations, business strategy, cash flows, income, costs, expenses, liabilities and profits of CMTG. These statements are based on numerous assumptions and are subject to risks, uncertainties or change in circumstances that are difficult to predict or quantify. Actual future results may vary materially from those expressed or implied in these forward-looking statements, and CMTG’s business, financial condition and results of operations could be materially and adversely affected by numerous factors, including such known and unknown risks and uncertainties. As a result, forward-looking statements should be understood to be only predictions and statements of our current beliefs, and are not guarantees of performance. Statements regarding the following subjects, among others, may be forward-looking: our business and investment strategy; changes in interest rates and their impact on our borrowers and on the availability and cost of our financing; our projected operating results; defaults by borrowers in paying debt service on outstanding loans; the timing of cash flows, if any, from our investments; the state of the U.S. and global economy generally or in specific geographic regions; reduced demand for office, multifamily or retail space, including as a result of the increase in remote and/or hybrid work trends which allow work from remote locations other than the employer’s office premises; governmental actions and initiatives and changes to government policies; the amount of commercial mortgage loans requiring refinancing; our ability to obtain and maintain financing arrangements on attractive terms, or at all; our ability to maintain compliance with covenants under our financing arrangements; current and prospective financing costs and advance rates for our existing and target assets; our expected leverage; general volatility of the capital markets and the markets in which we may invest and our borrowers operate in; the impact of a protracted decline in the liquidity of capital markets on our business; the state of the regional, national, and global banking systems; the uncertainty surrounding the strength of the national and global economies; the return on or impact of current and future investments, including our loan portfolio and real estate owned assets; allocation of investment opportunities to us by our Manager and our Sponsor; changes in the market value of our investments; effects of hedging instruments on our existing and target assets; rates of default, decreased recovery rates, and/or increased loss severity rates on our existing and target assets and related impairment charges, including as it relates to our real estate owned assets; the degree to which our hedging strategies may or may not protect us from interest rate volatility; changes in governmental regulations, tax law and rates, and similar matters (including interpretation thereof); our ability to maintain our qualification as a real estate investment trust; our ability to maintain our exclusion from registration under the Investment Company Act of 1940, as amended; availability and attractiveness of investment opportunities we are able to originate in our target assets; the ability of our Manager to locate suitable investments for us, monitor, service and administer our investments and execute our investment strategy; availability of qualified personnel from our Sponsor and its affiliates, including our Manager; estimates relating to our ability to pay dividends to our stockholders in the future; our understanding of our competition; impact of increased competition on projected returns; the risk of securities class action litigation or stockholder activism; geopolitical or economic conditions or uncertainty, which may include military conflicts and activities (including the military conflicts between Russia and Ukraine, Israel and Hamas, and elsewhere throughout the Middle East and North Africa more broadly), tensions involving Russia, China, and Iran, political instability, social unrest, civil disturbances, terrorism, natural disasters and pandemics; and market trends in our industry, interest rates, real estate values, the debt markets generally, the CRE debt market or the general economy. The forward-looking statements are based on CMTG’s beliefs, assumptions and expectations of CMTG’s future performance, taking into account all information currently available. You should not place undue reliance on these forward-looking statements. These beliefs, assumptions, and expectations can change as a result of many possible events or factors, not all of which are known to CMTG. If a change occurs, CMTG’s business, financial condition, liquidity, results of operations and prospects may vary materially from those expressed in any forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made. New risks and uncertainties arise over time, and it is not possible for CMTG to predict those events or how they may affect CMTG. Except as required by law, CMTG is not obligated to, and does not intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Endnotes Refer to page 22 for a reconciliation of net income (loss) to distributable earnings (loss) and distributable earnings prior to realized gains and losses. Refer to page 8 for further discussion of loan resolution activity. Refer to pages 10 and 11 for further discussion of risk rated 4 and 5 loans. Based on carrying value net of specific CECL reserves; excludes loans held-for-sale if applicable. Based on total loan commitments. Total Liquidity includes cash and approved and undrawn credit capacity based on existing collateral. Net Debt / Equity Ratio is a non-GAAP measure and is calculated as the ratio of asset-specific debt and Secured Term Loan, less cash and cash equivalents, to total equity. Refer to page 23 for a reconciliation of Net Debt / Equity Ratio. For further information, please refer to Item 7 (MD&A) of our Form 10-Ks and/or Item 2 (MD&A) of our Form 10-Qs. Total Leverage Ratio is a non-GAAP measure and is calculated as the ratio of asset-specific debt and Secured Term Loan, plus non-consolidated senior interests held by third parties, less cash and cash equivalents, to total equity. Refer to page 23 for a reconciliation of Total Leverage Ratio. For further information, please refer to Item 7 (MD&A) of our Form 10-Ks and/or Item 2 (MD&A) of our Form 10-Qs. Excludes our real estate owned (REO) investments, unless otherwise noted. Excludes loans receivable held-for-sale. See Important Notices beginning on page 24 for additional information on this metric. Loan commitment represents principal outstanding plus remaining unfunded loan commitments. All-in yield represents the weighted average annualized yield to initial maturity of each loan held-for-investment, inclusive of coupon and contractual fees, based on the applicable floating benchmark rate/floors (if applicable), in place as of June 30, 2025. For loans placed on non-accrual, the annualized yield to initial maturity used in calculating the weighted average annualized yield to initial maturity is 0%. Excluding two loans for which we acquired legal title to the underlying collateral asset through mortgage foreclosures in July 2025, the weighted average yield to maturity at June 30, 2025 was 7.2%. Senior loans include senior mortgages and similar credit quality loans, including related contiguous subordinate loans (if any), and pari passu participations in senior mortgage loans. At June 30, 2025, mixed-use comprises of 3% multifamily, 2% office, 1% retail, and 1% hospitality. Mixed-use allocations are based upon allocable square footage except where another method is deemed more appropriate under the applicable facts and circumstances. At June 30, 2025, we had unfunded loan commitments of $395 million and $212 million of in-place or expected financing, excluding $15 million of approved and undrawn credit capacity based on existing collateral, resulting in net unfunded loan commitments of $183 million. Not expected to fund is comprised of unfunded loan commitments relating to loans on non-accrual status, loans in maturity default, loans risk rated 5 and/or delinquent loans. See page 7 for book value bridge. Principal charge-offs recognized in anticipation of mortgage foreclosures on multifamily properties in July 2025. Amount excludes principal charge-offs related to resolved loans as of June 30, 2025. Reflects loan for which no specific reserve is recorded as amounts deemed uncollectible have been charged-off as of June 30, 2025. In July 2025, we acquired legal title to the underlying collateral assets through a mortgage foreclosure. Carrying value includes lease related intangible assets and liabilities, if applicable, included in other assets and other liabilities on the Company’s consolidated balance sheets. Amount excludes foreclosure transaction costs incurred upon July 2025 mortgage foreclosure. Weighted average spreads exclude SOFR floors and is based upon unpaid principal balance. Total carrying value includes acquired lease intangibles, net of accumulated depreciation and amortization. Calculated as (i) total equity divided by (ii) number of shares of common stock outstanding and RSUs at period end.